                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549



                                     FORM 8-K

                                  CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 11, 2000




                          LONE STAR TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)



          Delaware                     1-12881                 75-2085454
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)



                           15660 North Dallas Parkway
                                    Suite 500
                              Dallas, Texas 75248
          (Address, including zip code, of principal executive offices)

        Registrant's telephone number, including area code:  (972) 770-6401


                                  Not applicable
             (former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On July 11, 2000, Lone Star Technologies, Inc. ("Lone Star") announced in a press release (the "Press Release") that it is proposing to make a public offering of 3,750,000 shares of Lone Star common stock, of which 3,000,000 shares are being offered by Lone Star and 750,000 shares are being offered by a selling stockholder.

         The foregoing is qualified by reference to the Press Release, which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    Financial Statements of businesses being acquired.

         Not applicable.

         (b)    Pro forma financial information.

         Not applicable.

         (c)    Exhibits

99.1 Press release dated July 11, 2000, announcing that Lone Star is proposing to make a public offering of 3,750,000 shares of its common stock.














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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LONE STAR TECHNOLOGIES, INC.



Date: July 11, 2000                  By: /s/ Charles J. Keszler
                                        --------------------------------------
                                        Charles J. Keszler
                                        Vice President - Finance















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                               INDEX TO EXHIBITS


 Item
Number       Exhibit
------       -------
99.1         Press release dated July 11, 2000, announcing that Lone Star is proposing to make a public offering of 3,750,000 shares of its common stock.

























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